Exhibit 99.2

ReWalk Robotics Announces Closing of $9.0 Million Registered Direct Offering
Priced At-the-Market Under Nasdaq Rules

MARLBOROUGH, Mass. and YOKNEAM ILIT, Israel, July 06, 2020 (GLOBE NEWSWIRE) – ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk” or the “Company”) today announced the closing of its previously announced registered direct offering of approximately 4,938,278 of the Company’s ordinary shares, at a purchase price of $1.8225 per ordinary share, priced at-the-market under Nasdaq Rules. ReWalk also issued unregistered warrants to purchase up to an aggregate amount of 2,469,139 ordinary shares.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The warrants have a term of five and one-half years, are exercisable immediately following the issuance date and have an exercise price of $1.76 per ordinary share.

The gross proceeds from the offering are approximately $9.0 million. The Company intends to use the net proceeds from the offering for the following purposes: (i) sales, marketing and reimbursement expenses related to market development activities of the Company’s ReStore device, broadening third-party payor coverage for the ReWalk Personal device and commercializing its new product lines added through distribution agreements; (ii) research and development costs related to the Company’s products maintenance, as well as developing its lightweight exo-suit technology for potential home rehab with tele-heath features, as well as continued development of its spinal cord injury device; and (iii) general corporate purposes.

The Company’s ordinary shares (but not the warrants or the ordinary shares underlying the warrants) were offered by ReWalk in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333- 231305) previously filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2019 and declared effective by the SEC on May 23, 2019. Such ordinary shares were offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. Electronic copies of the prospectus supplement and accompanying prospectus relating to the registered direct offering may be obtained, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (646) 975-6996 or email at placements@hcwco.com.

The warrants and the ordinary shares issuable upon exercise of the warrants (as described above) were offered in a private placement pursuant to the exemptions provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Act”), and Rule 506(b) of Regulation D promulgated thereunder. Neither these warrants nor the ordinary shares issuable upon exercise of the warrants have been registered under the Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke.  ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the United States, Israel and Germany. For more information on the ReWalk systems, please visit www.rewalk.com.

ReWalk® is a registered trademark of ReWalk Robotics Ltd. in Israel and the United States.

ReStore® is a registered trademark of ReWalk Robotics Ltd. in Europe and an allowed trademark in the United States.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: market and other conditions, use of proceeds, ReWalk’s management’s conclusion, and its independent registered public accounting firm’s statement in its opinion relating to its consolidated financial statements for the fiscal year ended December 31, 2019, that there is a substantial doubt as to its ability to continue as a going concern; the current COVID-19 pandemic has adversely affected and may continue to affect adversely  business and results of operations; ReWalk’s ability to have sufficient funds to meet certain future capital requirements, which could impair its efforts to develop and commercialize existing and new products;  ReWalk’s ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so;  ReWalk’s ability to establish a pathway to commercialize its products in China; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk’s ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk’s ability to repay its secured indebtedness; ReWalk’s ability to improve its products and develop new products; the outcome of ongoing shareholder class action litigation relating to its initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to its mandatory 522 postmarket surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s IT systems significantly disrupting its business operations; the impact of substantial sales of the ReWalk’s shares by certain shareholders on the market price of such ordinary shares; ReWalk’s ability to use effectively the proceeds of its offerings of securities; the risk of substantial dilution resulting from the periodic issuances of ReWalk’s ordinary shares; the impact of the market price of ReWalk’s ordinary shares on the determination of whether it is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s annual report on Form 10-K for the year ended December 31, 2019, each filed with the SEC, and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Contact:
Ori Gon
Chief Financial Officer
ReWalk Robotics Ltd.
T: +972-4-9590123
E: investorrelations@rewalk.com